CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited)	December 31, 2022

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.3%
COMMUNICATION SERVICES - 8.7%
Interactive Media & Services - 3.9%
Alphabet Inc., Class A Shares	578	$50,997	*
Meta Platforms Inc., Class A Shares	497	59,809	*

Total Interactive Media & Services		110,806

Media - 4.8%
Charter Communications Inc., Class A Shares	176	59,682	*
Comcast Corp., Class A Shares	1,294	45,251
DISH Network Corp., Class A Shares	2,295	32,222	*

Total Media		137,155

TOTAL COMMUNICATION SERVICES		247,961

CONSUMER DISCRETIONARY - 2.1%
Specialty Retail - 2.1%
Home Depot Inc.	186	58,750

CONSUMER STAPLES - 1.5%
Personal Products - 1.5%
Haleon PLC, ADR	5,451	43,608	*

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
TC Energy Corp.	1,985	79,122

FINANCIALS - 21.5%
Banks - 8.3%
Bank of America Corp.	3,286	108,833
JPMorgan Chase & Co.	951	127,529

Total Banks		236,362

Capital Markets - 2.7%
Charles Schwab Corp.	919	76,516

Consumer Finance - 2.8%
American Express Co.	551	81,410

Diversified Financial Services - 3.8%
Berkshire Hathaway Inc., Class B Shares	347	107,188	*

Insurance - 3.9%
Marsh & McLennan Cos. Inc.	318	52,622
Progressive Corp.	463	60,056

Total Insurance		112,678

TOTAL FINANCIALS		614,154

HEALTH CARE - 13.6%
Biotechnology - 2.2%
Amgen Inc.	240	63,034

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2022 Quarterly Report	1

CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited) (cont’d)	December 31, 2022

SECURITY	SHARES	VALUE
Health Care Equipment & Supplies - 2.9%
Becton Dickinson and Co.	325	$82,648

Health Care Providers & Services - 5.2%
UnitedHealth Group Inc.	283	150,041

Pharmaceuticals - 3.3%
Johnson & Johnson	533	94,154

TOTAL HEALTH CARE		389,877

INDUSTRIALS - 17.5%
Air Freight & Logistics - 2.2%
United Parcel Service Inc., Class B Shares	363	63,104

Electrical Equipment - 1.9%
Vertiv Holdings Co.	4,026	54,995

Industrial Conglomerates - 1.8%
Honeywell International Inc.	239	51,218

Machinery - 11.6%
Deere & Co.	445	190,798
Illinois Tool Works Inc.	303	66,751
Otis Worldwide Corp.	943	73,846

Total Machinery		331,395

TOTAL INDUSTRIALS		500,712

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 6.1%
Cisco Systems Inc.	1,837	87,515
Motorola Solutions Inc.	334	86,075

Total Communications Equipment		173,590

Electronic Equipment, Instruments & Components - 2.9%
TE Connectivity Ltd.	732	84,034

IT Services - 2.8%
Visa Inc., Class A Shares	389	80,819

Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	1,343	35,495
QUALCOMM Inc.	184	20,229

Total Semiconductors & Semiconductor Equipment		55,724

Software - 1.1%
Microsoft Corp.	127	30,457

TOTAL INFORMATION TECHNOLOGY		424,624

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ESG ETF 2022 Quarterly Report

CLEARBRIDGE FOCUS VALUE ESG ETF

(Percentages shown based on Fund net assets)

Schedule of Investments (unaudited) (cont’d)	December 31, 2022

SECURITY		SHARES	VALUE
MATERIALS - 7.1%
Chemicals - 5.3%
Air Products & Chemicals Inc.		303	$93,403
PPG Industries Inc.		474	59,601

Total Chemicals			153,004

Construction Materials - 1.8%
Martin Marietta Materials Inc.		151	51,033

TOTAL MATERIALS			204,037

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
American Tower Corp.		256	54,236

UTILITIES - 6.7%
Electric Utilities - 2.0%
Edison International		869	55,286

Multi-Utilities - 4.7%
Sempra Energy		871	134,604

TOTAL UTILITIES			189,890

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,601,128)			2,806,971

	RATE
SHORT-TERM INVESTMENTS - 1.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $46,150)	3.845%	46,150	46,150	(a)

TOTAL INVESTMENTS - 99.9% (Cost - $2,647,278)			2,853,121
Other Assets in Excess of Liabilities - 0.1%			3,914

TOTAL NET ASSETS - 100.0%			$2,857,035

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ESG ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the Authorized Participants transacting with the Fund.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, Authorized Participants are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the Authorized Participant Representatives are able to view Fund holdings. In order to create or redeem Fund shares, Authorized Participants must use an Authorized Participant Representative as an agent. To avoid unfair advantages, an Authorized Participant Representative cannot create or redeem shares directly with the Fund for its own account.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

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Notes to Schedule of Investments (unaudited) (cont’d)

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the

5

Notes to Schedule of Investments (unaudited) (cont’d)

discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$2,806,971	—	—	$2,806,971
Short-Term Investments†	46,150	—	—	46,150

Total Investments	$2,853,121	—	—	$2,853,121

†	See Schedule of Investments for additional detailed categorizations.

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